SCHEDULE 14a
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14a INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                                     OF THE
                         SECURITIES EXCHANGE ACT OF 1934

  Filed by the registrant [X]
  Filed by a Party other than the Registrant [ ]
  Check the appropriate box:
  [ ] Preliminary Proxy Statement [ ] Confidential, For Use of Commission Only
                                       (as permitted by Rule 14a-6(e)(2)

  [ ] Preliminary Proxy Statement
  [X] Definitive Proxy Statement
  [X] Definitive Additional Materials
  [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           SAZTEC INTERNATIONAL, INC.
                (Name of registrant as Specified in Its Charter)
    -------------------------------------------------------------------------
    (Names of Person(s) Filing Proxy Statement, if Other Than the Registrant)
               Payment of Filing Fee (Check the appropriate box):

                               [X] No fee required

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
         (1) Title of each class of securities to which transaction applies:

               --------------------------------------------------
         (2) Aggregate number of securities to which transaction applies:

               --------------------------------------------------
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

               --------------------------------------------------
              (4) Proposed maximum aggregate value of transaction:

                  --------------------------------------------
                               (5) Total fee paid:

                                 --------------
               [ ] Fee paid previously with preliminary materials:

                    ----------------------------------------
   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, of the form or schedule and the date of its filing.

                        (1) Amount previously paid:

                              ---------------------
                (2) Form, Schedule or Registration Statement no.:

                    ----------------------------------------
                         (3) Filing Party: _____________
                           (4) Date Filed ___________

                           SAZTEC INTERNATIONAL, INC.

                       -----------------------------------

                  NOTICE OF ANNUAL MEETING ON FEBRUARY 19, 1998
                               AND PROXY STATEMENT










        THIS NOTICE OF ANNUAL MEETING, PROXY STATEMENT AND FORM OF PROXY
         ARE BEING MAILED TO STOCKHOLDERS ON OR ABOUT JANUARY 22, 1998.

                                TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----

NOTICE OF ANNUAL MEETING                                                      3

PROXY STATEMENT                                                               4

GENERAL INFORMATION                                                           4

EXECUTIVE COMPENSATION                                                        5

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT                6

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS                                8

ELECTION OF DIRECTORS                                                         8

INFORMATION REGARDING THE BOARD OF DIRECTORS AND ITS COMMITTEES              10

EXECUTIVE OFFICERS                                                           10

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT                            10

INDEPENDENT ACCOUNTANTS                                                      11

OTHER MATTERS                                                                11

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. HOWEVER, WHETHER OR NOT THEY EXPECT TO ATTEND IN PERSON, ALL STOCKHOLDERS ARE REQUESTED TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE POSTAGE-PREPAID ENVELOPE FOR THAT PURPOSE. PROXIES ARE REVOCABLE AT ANY TIME, AND STOCKHOLDERS WHO ARE PRESENT AT THE MEETING MAY WITHDRAW THEIR PROXIES AND VOTE IN PERSON IF THEY SO DESIRE, PROVIDED THAT THE STOCK IS HELD IN THEIR RESPECTIVE NAMES AND NOT IN THE NAME OF A STREET NOMINEE.

Requests for additional copies of proxy material should be addressed to Kent L. Meyer, Secretary, SAZTEC International, Inc., 43 Manning Road, Billerica, MA 01821.

                           SAZTEC INTERNATIONAL, INC.
                                 43 MANNING ROAD
                               BILLERICA, MA 01821

                       -----------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON FEBRUARY 19, 1998

                       -----------------------------------


                TO THE STOCKHOLDERS OF SAZTEC INTERNATIONAL, INC.

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of SAZTEC INTERNATIONAL, INC., (the "Company") will be held at the Company offices at 43 Manning Road, Billerica, MA 01821, on February 19, 1998 at 9:00 o'clock a.m., Eastern Standard Time, for the following purposes:

         1. To elect six (6) Directors of the Board of Directors of the Company, each for the term of one year or until their successors shall have been duly elected and qualified;

         2. To ratify the appointment of Grant Thornton LLP as independent certified public accountants for the year ended June 30, 1998;

         3. To transact such other business as may properly come before the meeting or any adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Only stockholders of record at the close of business on January 20, 1998 are entitled to notice of and to vote at the meeting or any adjournment thereof.

Copies of the Company's 1997 Form 10-KSB and Form 10-QSB for the quarter ended September 30, 1997, accompany this Notice. This accompanying document is part of the proxy soliciting material and is incorporated by this reference.

Billerica, Massachusetts               By Order of the board of Directors
January 19, 1998

                                       /S/KENT L. MEYER
                                       -------------------------
                                       Kent L. Meyer, Secretary

                           SAZTEC INTERNATIONAL, INC.
                                 43 MANNING ROAD
                               BILLERICA, MA 01821

                       -----------------------------------
                                 PROXY STATEMENT
                               GENERAL INFORMATION

The accompanying Proxy is solicited by the management of SAZTEC International, Inc. (the "Company") to be used at the Annual Meeting of Stockholders to be held on February 19, 1998 at 9:00 a.m., Eastern Time, at the Company offices at 43 Manning Road, Billerica, MA 01821, and at any adjournment or adjournments thereof. At the meeting, seven directors will be elected, the ratification of Grant Thornton International as independent accountants will be voted on, and any other such business which may properly come before the meeting will be transacted. The shares represented by valid proxies in the enclosed form will be voted as specified if executed and received in time for the meeting. Proxies returned with no indication as to how they should be voted will be voted in favor of each of the proposals listed.

REVOCABILITY OF PROXIES

A stockholder who executes and returns the accompanying form of Proxy may revoke it at any time prior to its being voted by signing another form of Proxy bearing a later date, or by signing a written notice of revocation and, in either case, delivering the Proxy or notice to the Secretary of the Company by mail prior to the Annual Meeting or in person at the Annual Meeting. Irrespective of the above, execution of the form of Proxy will not in any way affect a stockholder's privilege to attend the Annual Meeting and vote in person, provided that the stock is held in the stockholder's name and not in the name of a street nominee.

STOCKHOLDERS PROPOSALS

Proposals of stockholders of the Company which are intended to be presented to such stockholders at the Company's next Annual Meeting must be received by the Company no later than August 3, 1998 in order that they may be included in the proxy statement and form of proxy relating to that meeting.

ANNUAL REPORT

The Company's 1997 Form 10-KSB accompanies this Proxy Statement.

OUTSTANDING VOTING SECURITIES

Only holders of record of the Company's Common Stock, no par value, ("Common Stock") on January 20, 1998 (the "Record Date") are entitled to notice of and to vote at the meeting or at any adjournment or adjournments thereof. On January 19, 1998 the Company had issued and outstanding 4,461,129 shares of Common Stock.

VOTING OF SHARES

Every stockholder voting for the election of directors may cumulate such stockholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the stockholder's shares are entitled, or distribute such stockholder's votes on the same principle among as many candidates as the stockholder may select, provided that votes cannot be cast for more than six (6) candidates. However, no stockholder shall be entitled to cumulate votes unless the candidate's name has been placed in nomination prior to the voting and the stockholder has expressed an intention to cumulate votes. In the event of cumulative voting, the Proxy solicited by the Board of Directors confers discretionary authority on the proxies to cumulate votes also.

EXECUTIVE COMPENSATION

The following table sets forth, for the fiscal years listed, the compensation received by the Company's Chief Executive Officer and each of the most highly compensated executive officers whose compensation exceeded $100,000 for services rendered to the Company, or would have exceeded $100,000 if they had been employed by the Company for the entire year.

                                                                                  LONG TERM
                                                      ANNUAL                      ---------
                                                  COMPENSATION                COMPENSATION AWARD
                                                  ------------                ------------------
                                                                                 SECURITIES
                                                                                 UNDERLYING            ALL OTHER
NAME AND                                    SALARY ($)      BONUS                 OPTIONS            COMPENSATION
--------                                    ----------      -----                 -------            ------------
PRINCIPAL POSITION               YEAR                        ($)                    (#)                 ($)
------------------               ----                        ---                    ---                 ---
GARY N. ABERNATHY                1997         142,339      10,000                20,000
President and Chief              1996         110,881                            12,500
 Executive Officer               1995         115,375                            25,000

ELVIN E. SMITH (1)               1996          81,080
Senior Vice President            1995         106,093

(1) Mr. Smith resigned from the Company December 31, 1995.


                        OPTION GRANTS IN LAST FISCAL YEAR
                                INDIVIDUAL GRANTS


                            NUMBER OF SECURITIES          % OF TOTAL OPTIONS          EXERCISE
                             UNDERLYING OPTIONS          GRANTED TO EMPLOYEES         OR BASE
  NAME                          GRANTED (#)                 IN FISCAL YEAR         PRICE ($/SH.)     EXPIRATION DATE
  ----                          -----------                 --------------         -------------     ---------------
  Gary N. Abernathy                20,000                       76.2%                   .17           Oct. 29, 2001

STOCK OPTIONS EXERCISED

During the year ended June 30, 1997, no stock options were exercised by the named executive. For the fiscal year ended June 30, 1997, no stock options previously awarded to the named executive were repriced. The following table sets forth, as of June 30, 1997, the exercisable and unexercisable portions of stock options held by the named executive.

                                                                               NUMBER OF SECURITIES UNDERLYING
                                                                          UNEXERCISED OPTIONS AT FISCAL YEAR END (#)
                              SHARES ACQUIRED           VALUE             ---------------------------------------
NAME                         ON EXERCISE ($)          REALIZED ($)         EXERCISABLE              UNEXERCISABLE
----                         ---------------          ------------         -----------              -------------
Gary N. Abernathy                  -0-                     -0-                28,000                   42,000

As of June 30, 1997, there was no unrealized value with respect to the exercisable or unexercisable portions of the options held by the above-named executives.

LONG-TERM INCENTIVE PLAN AWARDS

The Company has no Long-term Incentive Plan Awards currently in effect.

EMPLOYMENT CONTRACTS

Mr. Abernathy has an employment contract entered into with the Company on January 1, 1998 under which he will perform the duties of the office to which he is elected by the Board of Directors. The contract is for a one year term ended December 31, 1998. Mr. Abernathy's prior three year contract expired December 31, 1997.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of January 19, 1998, information concerning the beneficial ownership of the Common Stock of the Company by (i) each person who is known by the Company to own beneficially more than 5% of the Company's Common Stock, (ii) each director of the Company, and (iii) all directors and executive officers of the Company as a group.

    NAME AND ADDRESS                         NO. OF SHARES     PERCENT OWNED (1)
    ----------------                         -------------     -----------------

    Gary N. Abernathy (2)
    43 Manning Road
    Billerica, MA 01821                         66,789                  1.1

    Robert P. Dunne (3)
    928 Southwest Tenth Street
    Miami, FL 33130                            232,332                  3.9

    Lee R. Petillon
    21515 Hawthorne Blvd., #420
    Torrance, CA  90503                         41,750                   *

    Tom W. Olofson (4)
    501 Kansas Ave
    Kansas City, KS 50116                      172,000                  2.9

    Richard P. Kiphart (5)
    222 West Adams
    Chicago, IL 60603                          441,447                  7.4

    Tallard Infologix, N.V. (6)
    c/o Peder G. Wallenberg
    Amsteldijk 166 Rivierstaete
    1079 LH Amsterdam                        2,432,341                 41.1

    Datamatics Technologies PVT. LTD. (7)
    c/o Dr. Lalit S. Kanodia, Chairman
    Unit #118-120, SDF 4,
    SEEPZ Andheri (East)
    Bombay 400 096, India                      400,000                  6.7

    Pradeep Barthakur (8)
    26 Derby Lane
    Tyngsboro, MA 01879                        356,500                  6.0

    All Directors and Officers
    as a Group (9 persons)                     920,371                 15.5

    * Less than one percent (1%)

(1) Based on 4,461,129 shares outstanding on January 5, 1998, 179,000 exercisable options and warrants to issue an additional 1,281,000 shares, in aggregate, at such date, for a total of 5,921,129.

(2) The shares beneficially owned by Mr. Abernathy are issued in the following manner: 2,689 shares in the name of Information Control, Inc. which is wholly-owned by Mr. Abernathy, a vested right to acquire 28,000 shares pursuant to stock options, 21,100 shares owned directly, and warrants to purchase 15,000 common shares.

(3) The shares beneficially owned by Mr. Dunne consist of: 23,641 shares in the name of Robertson Corporation (of which Mr. Dunne is the sole owner), a vested right to acquire 67,500 shares pursuant to stock options, warrants to purchase 40,000 common shares, 75 shares held by the Amy Schneeberger Trust, of which Mr. Dunne is a trustee, 100 shares held by Mrs. Dunne's Individual Retirement Account, and 101,016 shares owned directly.

(4) The shares beneficially owned by Mr. Olofson consist of: 91,500 shares owned directly, vested options to purchase 10,500 shares, and warrants to purchase 70,000 shares.

(5) The shares beneficially owned by Mr. Kiphart consist of: 350,687 shares owned directly, warrants to purchase 55,000 shares, and 35,760 shares distributed among three trusts for Mr. Kiphart's children, of which Mrs. Kiphart is the trustee.

(6) The shares beneficially owned by Tallard Infologix, N.V. consist of:
1,732,341 shares owned directly and a right to acquire 700,000 shares pursuant to common stock warrants. Tallard Infologix, N.V. is wholly owned by Mr. Wallenberg, and he may be deemed to be the beneficial owner of the shares and warrants.

(7) The shares beneficially owned by Datamatics Technologies PVT. LTD. consist of: 200,000 shares owned directly and warrants to purchase 200,000 common shares. Datamatics Technologies PVT. LTD. is wholly owned by Dr. Lalit S. Kanodia, and he may be deemed to be the beneficial owner of the shares and warrants.

(8) The shares held by Mr. Barthakur consist of 180,000 shares owned directly, vested options to purchase 1,500 common shares, and warrants to purchase 175,000 common shares.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

None.

ELECTION OF DIRECTORS

The Bylaws of the Company allow for a Board of Directors of six to nine members, however, management proposes the election of only six (6) nominees. Pursuant to a Conversion Agreement dated December 31, 1993, between the Company, Tallard B.V., and the holders of the Company's Preferred Stock, and subject to applicable law, for so long as Tallard and its affiliates shall own fifteen percent (15%) or more of all issued and outstanding shares of Common Stock of the Company or its successors, Tallard shall have the right to designate one-quarter (1/4) of the candidates (but in no event less than 2) at each election of the Board of Directors of the Company or its successors. For so long as Tallard and its affiliates shall own five percent (5%) or more, but less than fifteen percent (15%), of all issued and outstanding shares of Common Stock of the Company or its successors, Tallard shall have the right to designate one (1) candidate at each election of the Board of Directors of the Company or its successors.

Tallard has designated replacement nominee Robert W. Forsyth for election. Mr. Forsyth is currently serving on the board, having been elected by unanimous vote at the Company's quarterly meeting of the Board of Directors on June 5, 1997. He replaced Mr. Claus H. Stenbaek, who resigned June 4, 1997. Together with the five incumbent nominees, a total of six directors are nominated in this election. Each nominee has consented to be named as a nominee and has indicated their intent to serve if elected. Each Director will serve for a term of one year or until their successor is elected and qualified. Unless authority is withheld, the persons named in the enclosed proxy will vote such proxy for the election of the nominees listed below, reserving however full discretion to vote such proxy for other persons if any nominee is unable or unwilling to serve. Any votes so cast may be distributed among the persons voted for in such proportion as the persons named in the enclosed proxy shall see fit. The Board of Directors has no reason to believe that any nominee will be unavailable. In the event of cumulative voting, the Proxy solicited by the Board of Directors confers discretionary authority on the proxies to cumulate votes so as to elect the maximum number of nominees.

NOMINEES FOR DIRECTOR

          NAME                       AGE         POSITION WITH COMPANY
          ----                       ---         ---------------------

          Robert P. Dunne            68          Chairman of the Board, Director

          Gary N. Abernathy          57          President, Director,
                                                 Chief Executive Officer

          Tom W. Olofson             56          Director

          Lee R. Petillon            68          Director

          Pradeep Barthakur          49          Director

          Robert W. Forsyth          57          Director

Mr. Dunne has been a director of the Company since March 1985. On November 8, 1990, Mr. Dunne was appointed Chairman of the Board. Since 1974 Mr. Dunne has also been President and Chief Executive Officer, a director, the principal shareholder, and is currently the sole shareholder of Robertson Corporation. Mr. Dunne is a Certified Public Accountant.

Mr. Abernathy was Group Vice President of the Company from May 1, 1987 to February 1, 1988; President and Chief Operating Officer from February 1, 1988, until May 1990, when he became Vice Chairman and Chief International Officer. On December 9, 1994, Mr. Abernathy was appointed Chief Executive Officer. Mr. Abernathy was elected as a Director of the Company in March, 1985. From 1985 to April, 1994, Mr. Abernathy was an officer, director and a principal shareholder of Robertson Corporation, which is also a shareholder of the Company.

Mr. Petillon was elected to the Company's Board of Directors in August, 1988. Since 1978 Mr. Petillon has been in private law practice, dealing primarily in the areas of business, corporation, securities, mergers and acquisitions and corporate finance. Mr. Petillon served as the Company's legal counsel from June 1983 to June 1988.

Mr. Olofson was elected to the Company's Board of Directors in November, 1991. Mr. Olofson has been Chairman and Chief Executive Officer of Electronic Processing, Inc. since July, 1988. Mr. Olofson also serves as a member of the Board of Directors of various private companies in which he is an investor.

Mr. Barthakur was elected director at the regular meeting of the Company's Board of Directors on September 12, 1996. Mr. Barthakur is Executive Vice President & Secretary of Datamatics (America) Inc., where he has been employed since 1992. Datamatics (America) Inc. is a part of the Datamatics Group of companies, which is a shareholder of the Company.

Mr. Forsyth is President and CEO of Travelogix, a travel technology company and wholly owned subsidiary of Tallard Infologix, N.V., since joining the company in 1995. His most recent prior employment was with Computer Sciences Corporation as President of the Outsourcing Marketing Division and Group Vice President of Program Development. Mr. Forsyth was President of Synercom Technology in Houston from 1987 to 1992.

The election of each director requires the affirmative vote of a majority of the shares of the Common Stock represented in person or by proxy, unless cumulative voting is demanded at the Annual Meeting. If cumulative voting is in effect, the candidates receiving the highest number of votes, up to the number of directors to be elected, shall be elected.

The Board of Directors recommends that the shareholders vote "FOR" the election as a Director of each of the nominees described above (Proposal 1 on the Proxy
Card).

INFORMATION REGARDING THE BOARD OF DIRECTORS AND ITS COMMITTEES

All Directors hold office until the next annual meeting of shareholders and until their successors are duly elected and qualified. Each elected Director who is not an employee of the Company or nominated by Tallard receives compensation of $2,000 per quarter; all directors are reimbursed actual expenses to attend regular quarterly meetings of the Board. The Chairman of the Board of Directors receives $6,000 per quarter plus reimbursement of actual expenses to attend regular meetings. Executive Officers are elected annually by, and serve at the pleasure of, the Board of Directors.

During the 1997 fiscal year, the Board of Directors held 4 regular meetings. All Directors attended all the meetings with the exception of Mr. Stenbaek and Mr. Mahoney.

The Audit Committee, which consists of Directors Robert P. Dunne and Lee R. Petillon, reviewed matters relating to the Company's audit. The Audit Committee held two meetings in fiscal 1997. The Compensation Committee, which consists of Directors Robert P. Dunne, Lee R. Petillon, and Tom W. Olofson considered and approved grants of compensation and stock options to the Company's key employees. The Compensation Committee held one meeting in fiscal 1997. The Company does not have a Nominating Committee.

EXECUTIVE OFFICERS

Officers are elected on an annual basis by the Board of Directors and serve at the discretion of the Board. Information is provided under the heading "Directors" above, for the following officers: Robert P. Dunne, and Gary N. Abernathy. Other executive officers are as follows:

            NAME                                   AGE            POSITION
            ----                                   ---            --------

            Kent L. Meyer                          54             Secretary
            Thomas K. O'Loughlin                   45             Treasurer

Mr. Meyer has been a Vice President of the Company since 1987 and served as a director from November 1983 through January 1995.

Mr. O'Loughlin, a Certified Public Accountant, joined the Company in July 1995, has been Vice President, Finance since September, 1996 and has served as Treasurer since February, 1996.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

Based on information available to the Company, all Section 16(a) filing requirements are satisfied.

INDEPENDENT ACCOUNTANTS

The Audit Committee of the Board of Directors recommends that Grant Thornton LLP, independent public accountants for the years ended June 30, 1996 and 1997, serve in the same capacity for the current fiscal year ending June 30, 1998.

The Board of Directors recommends that the shareholders vote "FOR" the ratification of Grant Thornton LLP as independent public accountants for the fiscal year ended June 30, 1998, (Proposal 2 on the Proxy Card). A representative of Grant Thornton LLP is not expected to be present at the annual meeting.

OTHER MATTERS

The Board of Directors is not aware of any matter which may properly be presented for action at the Annual Meeting other than the matters set forth herein but should any other matter requiring a vote of the shareholders arise, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the best judgment of the person or persons voting the proxies, in the interests of the Company, discretionary authority to do so being included in the proxy.

All shareholders are urged to fill in, sign and promptly return the enclosed proxy card.



                                           By Order of the Board of Directors




                                           /S/KENT L. MEYER
                                           ---------------------------
                                           Kent L. Meyer, Secretary

                          PROXY SOLICITED ON BEHALF OF
              THE BOARD OF DIRECTORS OF SAZTEC INTERNATIONAL, INC.
         FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD FEBRUARY 19, 1998

         The undersigned shareholder of SAZTEC INTERNATIONAL, INC., hereby appoints Thomas K. O'Loughlin, the attorney and proxy, with full power of substitution, to vote for the undersigned all shares of any class of shares of capital stock of SAZTEC INTERNATIONAL, INC., which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held on February 19, 1998 at 9:00 A.M. (Eastern time), at the company offices at 43 Manning Road, Billerica, MA, and at any adjournment thereof, upon the matters described in the accompanying Proxy Statement and upon any other business that may properly come before the meeting or any adjournment thereof. The undersigned acknowledges receipt of this proxy and a copy of the Notice of Annual Meeting and Proxy Statement dated January 19, 1998. Said proxies are directed to vote or to refrain from voting pursuant to the Proxy Statement as checked on the right side hereon upon the following matters, and otherwise in their discretion.

      1. ELECTION OF DIRECTORS
           FOR all nominees listed below                    WITHHOLD AUTHORITY
           (except as marked to the contrary below) [ ]     to vote for all nominees listed below [ ]

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through that nominees' name in the list below.)

 Robert P. Dunne   Gary N. Abernathy   Lee R. Petillon   Tom W. Olofson   Pradeep Barthakur   Robert W. Forsyth

  =                 =                =                 =                =                 =

                            (CONTINUED ON BACK SIDE)

                             (CONTINUED FROM FRONT)

         2. TO RATIFY THE APPOINTMENT OF GRANT THORNTON INTERNATIONAL AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE YEAR ENDED JUNE 30, 1998

             [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

         3. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

This proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS.

                                     IMPORTANT: Please date this proxy and sign exactly as your name or names appears on your stock certificate. If stock is held jointly, signature should include both names. Executors, administrators, trustees, guardians and others signing in a representative capacity please give their titles. If a corporation, please sign in full corporate name by president or by authorized officer. If a partnership, please sign in partnership name by authorized person.


                                     DATED:__________________ 1998

                                     ------------------------------------------
                                               SIGNATURE OF STOCKHOLDER

                                     DATED:__________________ 1998

                                     ------------------------------------------
                                               SIGNATURE IF HELD JOINTLY


          PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY.